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                                                                   Exhibit 10.22
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of July 25, 1997, by and among U.S.A. FLORAL PRODUCTS, INC., a Delaware corporation (the "Company"), ROBERT J. POIRIER and JONATHAN J. LEDECKY (each of Messrs. Poirier and Ledecky being a "Founder," and both of them together being the "Founders").

                             B A C K G R O U N D :
                             - - - - - - - - - -

     WHEREAS, the Founders were the Company's founders and initial stockholders;

     WHEREAS, the Founders created the Company, which currently has no operations other than organizational and related activities, with the intention that the Company comprise a number of operating businesses (the "Founding Companies") that are to be acquired (the "Acquisitions") contemporaneously with an underwritten initial public offering (an "IPO") of the Company's common stock, par value $.001 per share ("Common Stock"); and

     WHEREAS, in consideration of the Founders' creation of and initial investment in the Company and their concomitant efforts to formulate and execute the Company's intentions and to identify the Founding Companies, the Company determined to grant the Founders registration rights with respect to the shares of Common Stock owned beneficially by them and described on Schedule A attached hereto (the "Founders' Shares") co-equal with any registration rights that are granted to the recipients of shares of Common Stock issued in the Acquisitions ("Acquisition Shares," and together with the Founders' Shares, "Registrable Shares");

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.  Piggy-Back Registration Transactions.  If, at any time after the
         ------------------------------------
expiration of any "lock-up" restrictions upon the transfer of Founders' Shares that may be required pursuant to the underwriting agreement executed by the Company in connection with the IPO, the Company shall determine to register shares of Common Stock for its own account or the account of others under the Securities Act of 1933, as amended (the "Securities Act") (other than on Form S-8 or Form S-4 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, and other than any "shelf" registration statement relating to securities to be issued by the Company), then the Company shall send to each "Holder" (as defined in Section 5) of Founders' Shares written notice of such determination. If, within 15 days after receipt of such notice, such Holder shall so request in writing, then the Company shall use its best efforts to include in such registration statement all or any part of the Founders' Shares that such Holder requests to be registered.

     2.  Underwriters' Cutbacks.  Notwithstanding the provisions of Section 1 of
         ----------------------
this Agreement, if, in connection with any offering involving an underwriting of Common Stock to be
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issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Founders' Shares with respect to which such Holder has requested inclusion hereunder; provided,
                                                                     --------
however, that the Company shall not so exclude any Founders' Shares unless it
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has first excluded all securities to be offered and sold by directors, officers or other employees of the Company or by stockholders who do not have contractual, incidental rights to include such securities.  Except as provided in this Section 2, any exclusion of Founders' Shares shall be made pro rata
                                                                   --- ----
among the holders of all Registrable Shares seeking to include such shares, in proportion to the number of such Registrable Shares sought to be included by such holders of Registrable Shares.

     3.  Waiver of Company Obligations.  The obligations of the Company under
         -----------------------------
this Agreement may be waived at any time upon the written consent of a majority-in-interest of the Holders.

     4.  Expiration.  The obligations of the Company under this Agreement shall
         ----------
expire as to each Holder immediately upon all of such Holder's Founders' Shares being capable of sale within a three-month period in accordance with the volume and manner-of-sale limitations of Rule 144 under the Securities Act.

     5.  Transferees.  Each person or entity who is a permitted transferee of
         -----------
any Founders' Shares that are subject to the provisions of that certain Business Agreement, dated as of April 22, 1997, among the Company and the Founders and who agrees to be bound by the provisions of this Agreement concurrently with becoming such a permitted transferee by executing a joinder in the form of Annex I hereto, shall thereafter be a holder of Founders' Shares (a "Holder") for all of the purposes of this Agreement; provided, that no person or entity who
                                   --------
acquires any Founders' Shares from any person or entity other than directly from a Founder shall become a Holder hereunder.

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                                       2
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                         U.S.A. FLORAL PRODUCTS, INC.


                                         By: ___________________________________
                                         Name:
                                         Title:



                                         _______________________________________
                                         Robert J. Poirier



                                         _______________________________________
                                         Jonathan J. Ledecky

                                       3
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                                   Schedule A
                                Founders' Shares
                                ----------------

     Founder                             Number of Founders' Shares
     -------                             --------------------------

     Robert J. Poirier                             1,000,000 shares
     Jonathan J. Ledecky                           1,210,000 shares*

------
* Includes 110,000 shares that are to be issuable upon the exercise of an immediately exercisable option that is to be granted to Mr. Ledecky in connection with the treatment of the Acquisitions as a tax-free exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

                                       4
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                                    Annex I
                                Form of Joinder
                                ---------------

     The undersigned hereby represents and warrants to, and covenants and agrees with, U.S.A. Floral Products, Inc., a Delaware corporation (the "Company"), as follows:

     1. The undersigned is a permitted transferee of shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), that are subject to the provisions of that certain Business Agreement, dated as of April 22, 1997 (the "Business Agreement"), among the Company, Robert J. Poirier and Jonathan
J. Ledecky (each of Messrs. Poirier and Ledecky being a "Founder," and both of them together being the "Founders").

     2. The shares of Common Stock as to which the undersigned is a permitted transferee under the Business Agreement (the "Acquired Shares") are "Founders' Shares" as such term is defined in that certain Registration Rights Agreement, dated as of July 25, 1997, by and among the Company and the Founders (the "Registration Rights Agreement").

     3.   The undersigned acquired the Acquired Shares directly from a Founder.

     4. The undersigned agrees to be bound by the provisions of the Registration Rights Agreement as a "Holder" (as such term is defined in the Registration Rights Agreement).

     IN WITNESS WHEREOF, the undersigned has executed this Joinder on the date first written below.



Date: ________________________      _______________________________________
                                    Name:     __________________________
                                    Address:  __________________________
                                              __________________________